Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT
THIS AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT dated as of January 15, 2019 (this “Amendment”), is entered into by and among:
(a)    Tempur Sealy Receivables, LLC, a Delaware limited liability company (the “Borrower”),
(b)    Tempur Sealy International, Inc., a Delaware corporation, as initial Master Servicer (in such capacity, together with its successors in such capacity, the “Master Servicer”), and
(c)    Wells Fargo Bank, National Association, a national banking association (“Wells Fargo” or the “Lender”).
PRELIMINARY STATEMENTS
The Borrower, the Master Servicer and the Lender are parties to that certain Credit and Security Agreement, dated as of April 12, 2017 (as in effect on the date hereof and as amended hereby, the “CSA”).
On the terms and subject to the conditions set forth herein, the parties wish to amend the CSA as hereinafter provided.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
1.Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the CSA.
2.Amendment. The definition of “Excluded Receivable” set forth in Exhibit I to the CSA is hereby amended and restated in its entirety to read as follows:
“Excluded Receivable” means any Receivable (under and as defined in the RSCA) that was sold by an Originator pursuant to the Amended and Restated Vendor Agreement dated as of January 15, 2014, including all amendments thereto, between Wells Fargo Commercial Distribution Finance, LLC (as successor to Capital Solutions for the Home Products Industry), Tempur-Pedic North America, LLC, Sealy Mattress Manufacturing Company and Sealy Mattress Company, and as amended with any Related Parties.
3.Representations and Warranties. In order to induce the Lender to enter into this Amendment, each of the Borrower and the Master Servicer hereby agrees that this Amendment constitutes a Transaction Document and hereby represents and warrants to the Lender that each of its representations and warranties set forth in Article III of the CSA is true and correct in all respects on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all respects as of such earlier date), other than, in each case, any breach of any such representation or warranty that could not reasonably be expected to have an Originator Material Adverse Effect or a Material Adverse Effect
4.Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Lender of counterparts hereto, duly executed by each of the parties hereto.
5.Miscellaneous.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
(b)    EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER

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IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE LENDER, IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF AND EACH OF THE LOAN PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE LOAN PARTIES AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING ARISNG OUT OF OR RELATING OT THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT IN ANY SUCH COURT. EACH OF THE LOAN PARITES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(c)    EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT TO THE CSA AS AMENDED BY THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.This Amendment and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof superseding all prior oral or written understandings.
(d)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
(e)    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
TEMPUR SEALY RECEIVABLES, LLC, AS THE BORROWER
BY: TEMPUR-PEDIC NORTH AMERICA, LLC, ITS MANAGER

By: _/s/ James Schockett___________________
Name: James Schockett
Title: Vice President & Treasurer

TEMPUR SEALY INTERNATIONAL, INC., AS THE MASTER SERVICER

By: _/s/ James Schockett___________________
Name: James Schockett
Title: Vice President & Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS THE LENDER

By:    /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director

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